COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 7 -	COMMITMENTS AND CONTINGENCIES

The Company is obligated under certain agreements with its suppliers to purchase specified items of inventory which are expected to be utilized during the years 2025-2028. As of June 30, 2025, non-cancelable purchase obligations were approximately $125,371.

From time to time, the Company may be involved in various claims and legal proceedings. The Company reviews the status of each matter and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated the Company would accrue a liability for the estimated loss. As of June 30, 2025 and December 31, 2024, the Company was not involved in any material claims or legal proceedings which require accrual of liability for the estimated loss.